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                             GT GLOBAL DOLLAR FUND

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997
                   SUPPLANTING SUPPLEMENT DATED MARCH 3, 1998

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THE  FOLLOWING  SUPPLEMENTS,  AS APPLICABLE,  THE  DISCUSSION  UNDER "INVESTMENT
OBJECTIVE AND POLICIES," "HOW TO INVEST," "MANAGEMENT" AND "OTHER INFORMATION" WITH RESPECT TO G.T. INVESTMENT PORTFOLIOS, INC. (THE "COMPANY") AND THE FUND:

On January 30, 1998, Liechtenstein Global Trust, AG ("LGT"), the indirect parent organization of GT Global, Inc. and Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), entered into an agreement with AMVESCAP PLC ("AMVESCAP") pursuant to which AMVESCAP will acquire LGT's Asset Management Division, which includes Chancellor LGT (the "Purchase"). AMVESCAP is a holding company formed in 1997 by the merger of INVESCO PLC and A I M Management Group Inc. Consummation of the purchase is subject to a number of contingencies, including regulatory approvals. The transaction would constitute an assignment of, and thereby result in the termination of, the Company's investment management agreement with Chancellor LGT. Accordingly, the Company's Board of Directors has approved, subject to shareholder approval, new investment management and administration agreements between A I M Advisors, Inc. ("A I M"), a wholly-owned subsidiary of AMVESCAP, and the Company, and sub-advisory and sub-administration agreements between A I M and Chancellor LGT, which will become a separate, indirect wholly-owned subsidiary of AMVESCAP. Under the new agreements, A I M would serve as investment manager and administrator and Chancellor LGT would serve as investment sub-adviser and sub-administrator of the Company. In addition to shareholder approval, implementation of the new investment advisory arrangements is contingent upon the consummation of the Purchase.

The Board of Directors of the Company has also approved the following matters, subject to shareholder approval:

1. The adoption of compensation-type Rule 12b-1 plans of distribution for the Fund that would replace the Fund's current reimbursement-type Rule 12b-1 plans of distribution.

2.  Amendments to the fundamental investment restrictions of the Fund.

3. The reorganization of the Company from a Maryland corporation into a Delaware business trust.

In addition, the Board has approved new distribution agreements for the Fund pursuant to which A I M Distributors, Inc. ("A I M Distributors"), a wholly-owned subsidiary of A I M, would serve as the Fund's principal underwriter.

Implementation of the new distribution arrangements is contingent upon (1) shareholder approval of the new investment advisory arrangements and the new Rule 12b-1 plans; and (2) the consummation of the Purchase.

A special meeting of shareholders of the Company will be held on May 20, 1998 to consider and vote on, among other proposals, the matters noted above that require shareholder approvals. If the matters are approved by shareholders and the Purchase consummated, it is anticipated that the changes described above will become effective on or about June 1, 1998.

THE FOLLOWING SUPPLEMENTS THE DISCUSSION UNDER "HOW TO REDEEM SHARES" WITH RESPECT TO THE FUND:

Upon redemption, Class B shares of the Fund that were acquired pursuant to the exchange privilege during a tender offer by GT Global Floating Rate Fund ("Floating Rate Fund") will be subject to a contingent deferred sales charge equivalent to the early withdrawal charge on the common stock of the Floating Rate Fund, as set forth in the current prospectus for the Floating Rate Fund. The purchase of shares of the Fund will be deemed to have occurred at the time of the initial purchase of the Floating Rate Fund's common stock.

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THE FOLLOWING  REVISES  AND  SUPERSEDES, AS  APPLICABLE,  THE  DISCUSSION  UNDER
"MANAGEMENT" WITH RESPECT TO THE FUND:

Cheng-Hock Lau and Heide Koch are the Portfolio Managers for the Fund. Mr. Lau has been Chief Investment Officer for Global Fixed Income for Chancellor LGT since November 1996, and was a Senior Portfolio Manager for global/international fixed income for Chancellor LGT from July 1995 to November 1996. Prior thereto, Mr. Lau was a Senior Vice President and Senior Portfolio Manager for Fiduciary Trust Company International from 1993 to 1995, and Vice President at Banker's Trust Company from 1991 to 1993. Ms. Koch has been a Portfolio Manager for the Fund since 1997, and a Portfolio Manager for Chancellor LGT since 1991.

On October 31, 1996, Chancellor Capital Management, Inc. ("Chancellor Capital") merged with LGT Asset Management, Inc., and the resulting entity was renamed Chancellor LGT Asset Management, Inc. Mr. Lau and Ms. Koch were employees only of Chancellor Capital prior to October 31, 1996.

DOLST803M                                                         March 25, 1998